UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2013

AMERICAN RAILCAR INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

North Dakota	000-51728	43-1481791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Clark Street St. Charles, Missouri	63301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code : (636) 940-6000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 9, 2013, James Cowan resigned as President and Chief Executive Officer of American Railcar Industries, Inc. (“ARI” or the “Company”) and Jeffrey S. Hollister was appointed as President and Interim Chief Executive Officer of ARI.

Mr. Hollister, 45, has over 23 years of experience in operations and financial management. Mr. Hollister has been with the Company since December 2005 and has served in various senior financial and operations roles. Most recently, he has overseen the Company’s railcar manufacturing group, which includes the Marmaduke and Paragould railcar assembly plants as well as component/sub-assembly plants. Prior to that, Mr. Hollister had various financial and accounting management roles within the Company. Prior to joining ARI, Mr. Hollister spent 16 years in various financial, operations and management roles at Douglas Quikut Divisions, The Scott Fetzer Company, Inc., a company that manufactures a wide variety of retail and industrial products. Mr. Hollister has a B.S. in Accounting and an MBA from Arkansas State University.

In connection with his appointment as President and Interim Chief Executive Officer, and in recognition of the related increase in his duties and responsibilities, Mr. Hollister will receive a base salary at an annualized rate of $275,000 while he serves the Company in this role. Mr. Hollister is also eligible to receive a target bonus of 80% of his base salary, subject to the terms of the Company’s 2013 management incentive plan.

Item 7.01. Regulation FD Disclosure.

On October 11, 2013 the Company issued a press release announcing Mr. Cowan’s resignation and the appointment of Mr. Hollister. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Limitation on Incorporation by Reference. The information contained in Exhibit 99.1 is being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the press release regarding these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

Exhibit 99.1	Press release dated October 11, 2013 of American Railcar Industries, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 11, 2013	American Railcar Industries, Inc.

	By:	/s/ Dale C. Davies
	Name:	Dale C. Davies
	Title:	Senior Vice President, Chief
Financial Officer and Treasurer

Exhibit Number	Description

Exhibit 99.1	Press release dated October 11, 2013 of American Railcar Industries, Inc.